UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 26, 2004

Date of Report

(Date of earliest event reported)

SHURGARD STORAGE CENTERS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-11455	91-1603837
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1155 Valley Street, Suite 400

Seattle, Washington 98109-4426

(Address of principal executive offices, including zip code)

(206) 624-8100

(Registrant’s telephone number, including area code)

Item 7. Exhibits

Exhibit No.	Description
99.1	Press Release issued March 26, 2004.

Item 12. Results of Operations and Financial Condition

On March 26, 2004, Shurgard Storage Centers, Inc. issued a press release announcing that it will not file its Form 10-K for the year ended December 31, 2003, by March 30, 2004. Shurgard also stated that as a result of the audit process certain accounting adjustments having a material effect on historical financial statements have been identified, and, consequently, Shurgard expects to make the appropriate restatements to the financial statements affected as a part of its 10-K filing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

The information in this current report on Form 8-K, including the exhibit attached hereto, is being furnished pursuant to Item 12, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SHURGARD STORAGE CENTERS, INC.

Dated: March 30, 2004	By	/s/ David K. Grant
David K. Grant, President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued March 26, 2004